Exhibit 99.2

Vanguard Health Systems Announces $350 Million Offering of Senior Notes

NASHVILLE, Tenn. – March 27, 2012 – Vanguard Health Systems, Inc. (NYSE:VHS) (“Vanguard”) announced today that its wholly-owned subsidiaries, Vanguard Health Holding Company II, LLC (“VHS Holdco II”) and Vanguard Holding Company II, Inc. (together with VHS Holdco II, the “Issuers”), plan to issue an aggregate principal amount of $350 million of 7.750% Senior Notes due 2019 (the “New Notes”) in a private placement pursuant to the indenture governing its existing 7.750% Senior Notes due 2019. The Issuers’ obligations under the New Notes will be fully and unconditionally guaranteed on a senior basis by Vanguard, Vanguard Health Holding Company I, LLC and certain subsidiaries of VHS Holdco II.

The Issuers intend to use the net proceeds from the offering of the New Notes for general corporate purposes, which may include, but not be limited to, working capital, capital expenditures, acquisitions, the repayment of any outstanding indebtedness under Vanguard’s existing revolving credit facility, and to pay the fees and expenses incurred in connection with the offering.

The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The New Notes may not be offered or sold within the United States or to U.S. persons, except to “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A and to certain persons in offshore transactions in reliance on Regulation S. You are hereby notified that sellers of the New Notes may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. This announcement does not constitute an offer to sell or the solicitation of an offer to buy New Notes in any jurisdiction in which such an offer or sale would be unlawful.

Company Information and Forward-Looking Statements

About Vanguard Health Systems

Vanguard owns and operates 28 acute care and specialty hospitals and complementary facilities and services in metropolitan Chicago, Illinois; metropolitan Phoenix, Arizona; metropolitan Detroit, Michigan; San Antonio, Texas; Harlingen and Brownsville, Texas; and Worcester and metropolitan Boston, Massachusetts. Vanguard’s strategy is to develop locally branded, comprehensive healthcare delivery networks in urban markets.

This press release contains “forward-looking statements” within the meaning of the federal securities laws that are intended to be covered by safe harbors created thereby. Forward-looking statements are those statements that are based upon management’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. These statements are based upon estimates and assumptions made by Vanguard’s management that, although believed to be reasonable, are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. When used in this press release, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “continues” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. These factors, risks and uncertainties include, but are not limited to: Vanguard’s high degree of leverage and interest rate risk; Vanguard’s ability to incur substantially more debt; operating and financial restrictions in Vanguard’s debt agreements; Vanguard’s ability to generate cash necessary to service its debt; weakened economic conditions and volatile capital markets; potential liability related to disclosures of relationships between physicians and Vanguard’s hospitals; post-payment claims reviews by governmental agencies could result in additional costs to Vanguard; Vanguard’s ability to grow its business and successfully implement its business strategies; Vanguard’s ability to successfully integrate The Detroit Medical Center, Valley Baptist Health System, and hospitals acquired in the future or to recognize expected synergies from such acquisitions; potential acquisitions could be costly, unsuccessful or subject Vanguard to unexpected liabilities; conflicts of interest that may arise as a result of Vanguard’s control by a small number of stockholders; the highly competitive nature of the healthcare industry; governmental regulation of the healthcare industry, including Medicare and Medicaid reimbursement levels in general and with respect to the impact of the Budget Control Act of 2011 and other future deficit reduction plans; a reduction or elimination of supplemental Medicare and Medicaid payments, including disproportionate share payments, indirect medical education/graduate medical education payments and other similar payments, would adversely impact Vanguard’s liquidity, results of operations and financial condition; pressures to contain costs by managed care organizations and other insurers and Vanguard’s ability to negotiate acceptable terms with these third party payers; Vanguard’s ability to attract and retain qualified management and healthcare professionals, including physicians and nurses; the currently unknown effect on Vanguard of the major federal healthcare reforms enacted by Congress in March 2010 or other potential additional federal or state healthcare reforms; potential adverse impact of known and unknown governmental investigations and audits; Vanguard’s failure to adequately enhance its facilities with technologically advanced equipment could adversely affect its revenues and market position; the availability of capital to fund Vanguard’s corporate growth strategy and improvement to its existing facilities; potential lawsuits or other claims asserted against Vanguard; Vanguard’s ability to maintain or increase patient membership in and to control costs of its managed healthcare plans; failure of the Arizona Health Care Cost Containment System (“AHCCCS”) to renew its contract with, or award future contracts to, Phoenix Health Plan would materially affect Vanguard’s business, profitability, financial condition and results of operations; Phoenix Health Plan’s ability to comply with the terms of its contract with AHCCCS, as noncompliance could subject it to fines, penalties or termination of its contract, which would materially affect Vanguard’s business, profitability, financial condition and results of operations; Vanguard’s inability to manage health plan claims expense within its health plans could reduce its profitability and adversely impact its liquidity and financial position; reductions in the enrollment of Vanguard’s health plans could have an adverse effect on its business and profitability; changes in general economic conditions nationally and regionally in Vanguard’s markets; Vanguard’s exposure to the increased amounts of and collection risks associated with uninsured accounts and the co-pay and deductible portions of insured accounts; dependence on Vanguard’s senior management team and local management personnel; volatility of professional and general liability insurance for Vanguard and the physicians who practice at its hospitals and increases in the quantity and severity of professional liability claims; Vanguard’s ability to achieve operating and financial targets and to maintain and increase patient volumes and control the costs of providing services, including salaries and benefits, supplies and other operating expenses; increased compliance costs from further government regulation of the healthcare industry and Vanguard’s failure to comply, or allegations of Vanguard’s failure to comply, with applicable laws and regulations; the geographic concentration of Vanguard’s operations; technological and pharmaceutical improvements that increase the cost of providing, or reduce the demand for, healthcare services and shift demand for inpatient services to outpatient settings; a failure of Vanguard’s information systems would adversely impact Vanguard’s ability to manage its operations; delays in receiving payments for services provided, especially from governmental payers; changes in revenue mix, including changes in Medicaid eligibility criteria and potential declines in the population covered under managed care agreements; costs and compliance risks associated with Section 404 of the Sarbanes-Oxley Act of 2002; material non-cash charges to earnings from impairment of goodwill associated with declines in the fair market value of Vanguard’s reporting units; volatility of materials and labor costs for, or state efforts to regulate, potential construction projects that may be necessary for future growth; changes in accounting practices; and Vanguard’s ability to demonstrate meaningful use of certified electronic health record technology and to receive the related Medicare or Medicaid incentive payments.

Vanguard’s forward-looking statements speak only as of the date made. Except as required by law, Vanguard undertakes no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of new information, future events or otherwise. Vanguard advises you, however, to consult any additional disclosures Vanguard makes in Vanguard’s other filings with the Securities and Exchange Commission. You are cautioned not to rely on such forward-looking statements when evaluating the information contained in this press release. In light of significant uncertainties inherent in the forward-looking statements included in this press release, you should not regard the inclusion of such information as a representation by Vanguard that the objectives and plans anticipated by the forward-looking statements will occur or be achieved or, if any of them do, what impact they will have on Vanguard’s financial condition, results of operations or cash flows.

Contact:

Vanguard Health Systems, Inc.

Gary Willis, Senior Vice President and Chief Accounting Officer

(615) 665-6098